Chartwell Mid Cap Value Fund (the “Fund”)

(Ticker Symbol: BERCX)

A series of The Chartwell Funds (the “Trust”)

Supplement dated March 22, 2018, to the

Prospectus dated March 1, 2018.

Effective immediately, the Fund’s Prospectus is supplemented by replacing the “Average Annual Total Returns” table with the following table:

Average Annual Total Returns (for periods ended December 31, 2017)	1 Year	5 Years	10 Years
Return Before Taxes	16.86%	11.86%	6.89%
Return After Taxes on Distributions*	10.59%	9.42%	5.58%
Return After Taxes on Distributions and Sale of Fund Shares*	12.75%	9.02%	5.35%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	13.34%	14.68%	9.10%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Please retain this Supplement with your records.